UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 8, 2005
Kellogg Company
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-4171 (Commission File Number)	38-0710690 (IRS Employer Identification Number)
One Kellogg Square
Battle Creek, Michigan 49016-3599
(Address of Principal Executive Offices, Including Zip Code)
269-961-2000
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
This Amendment No. 1 to the Form 8-K dated November 8, 2005, (the “Initial Form 8-K”) contains the Stock Purchase and Sale Agreement (the “Agreement”) with the W.K. Kellogg Foundation Trust referred to in the Initial Form 8-K.
Item 1.01. Entry into a Material Definitive Agreement.
The description of the Agreement set forth in the Initial Form 8-K is qualified in its entirety by reference to the Agreement, a copy of which is filed herewith as Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.
Exhibit 10.1 Stock Purchase and Sale Agreement made as of November 8, 2005 between the W.K. Kellogg Foundation Trust and the Kellogg Company.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report (or amendment thereto) to be signed on its behalf by the undersigned hereunto duly authorized.

Kellogg Company (Registrant)
Date: November 10, 2005	By:	/s/ Jeffrey M. Boromisa
		Name:	Jeffrey M. Boromisa
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX
10.1  Stock Purchase and Sale Agreement made as of November 8, 2005 between the W. K. Kellogg Foundation Trust and the Kellogg Company.